                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form
S-8) of SeaView Video Technology, Inc. (SeaView) of our report dated April 10,
2002, with respect to the financial statements and schedule of SeaView included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                 /s/ AIDMAN, PISER & CO., P.A.
Tampa, Florida
June 10, 2002